UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2014

EUROSITE POWER INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54484	27-5250881
(Commission file number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachussetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 522-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On February 20, 2014, EuroSite Power Inc., or the Company, accepted certain separate note exchange agreements, or the Note Exchange Agreements, from the holders of its existing 4% Senior Convertible Notes Due 2015, originally issued on June 14, 2013, or the Old Notes, including American DG Energy Inc., or American DG, the Company’s majority parent, pursuant to which the Company exchanged the Old Notes for like principal amounts of 4% Senior Convertible Notes Due 2017, or the New Notes, in an aggregate principal amount of $4,000,000. Accrued but unpaid interest on the Old Notes will be treated as accrued interest under the New Notes.

Included among the investors exchanging their Old Notes for New Notes are: American DG, in the amount of $1,100,000.00; Bruno Meier, a director of the Company, in the amount of $250,000; Prime World Inc., a company controlled by Joan Giacinti, one of the Company’s directors, in the amount of $300,000; Charles T. Maxwell, Chairman of the Board of Directors of American DG, in the amount of $250,000; and Nettlestone Enterprises Limited, a shareholder of both the Company and American DG, in the amount of $300,000.

The foregoing descriptions of the Note Exchange Agreements and the New Note are qualified in their entirety by reference to the full text of a form of the Note Exchange Agreements and the New Note, which are attached as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Noteholders Agreement

The holders of the Old Notes were subject to and entitled to the benefits of the 4% Senior Convertible Notes due 2015 Noteholders Agreement, dated June 14, 2013, or the Noteholders Agreement, and such agreement was amended by the Note Exchange Agreements. The Noteholders Agreement remains in effect as to the New Notes, except it has been amended to reflect the maturity of the New Notes as June 14, 2017; provide that the initial conversion rate of the New Notes is 1,667 shares of common stock per $1,000 principal amount of the New Notes, subject to adjustment; and eliminate the noteholders’ options to extend the Old Notes.

The foregoing descriptions of the Noteholders Agreement is qualified in its entirety by reference to the full text of the Note Exchange Agreements, discussed above, and the Noteholders Agreement, as previously described in the Company’s Form 8-K dated June 18, 2013, each of which is incorporated by reference into this Item 1.01.

Registration Rights Agreement

The holders of the New Notes remain entitled to the benefits of a registration rights agreement dated June 14, 2013 by and among the Company and the Noteholders named therein, which was previously described in the Company’s Form 8-K dated June 18, 2013, and is incorporated by reference into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in “Item 1.01 – Entry into a Material Definitive Agreement” concerning the New Notes, the Note Exchange Agreements and the Noteholders Agreement is incorporated by reference into this Item 2.03.

Item 3.02.    Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry into a Material Definitive Agreement” concerning the private placement of the Notes is incorporated herein by reference. The issuance of the New Notes and the underlying shares of common stock have not been registered under the Securities Act of 1933, as amended, or the Securities Act, in reliance on an exemption under Sections 3(a)(9) or (4)(a)(2) of the Securities Act.

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Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
4.1	Form of 4% Senior Convertible Note Due 2017, dated February 20, 2014.
10.1	Form of Note Exchange Agreement, dated February 20, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 25, 2014	EUROSITE POWER INC.
By: /s/ Jesse T. Herrick
Jesse T. Herrick, Chief Financial Officer

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